UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34709 (Commission File Number)	05-0574281 (IRS Employer Identification No.)
13927 South Gessner Road Missouri City, TX (Address of principal executive offices)		77489 (Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously disclosed, in March 2014 the staff of the Securities and Exchange Commission (the “SEC”) notified Global Geophysical Services, Inc. (the “Company”) that it was conducting an investigation in connection with possible violations of the federal securities laws by the Company.  On January 14, 2015, the Company received a Securities Act Release No. 5310 notice from the SEC staff stating that it had concluded its investigation and that it did not intend to recommend an enforcement action by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Geophysical Services, Inc.

Dated: January 16, 2015	/s/ SEAN M. GORE
Sean M. Gore
Senior Vice President & Chief Financial Officer